FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    June 15,2000
                                                     ------------



                            GREATER COMMUNITY BANCORP

             (Exact name of registrant as specified in its charter)





            NEW JERSEY               01-14294              22-2545165

         (State of other           (Commission          (IRS Employer
          jurisdiction of            File No.)           identification No.)
          incorporation)



                      55 UNION BOULEVARD, TOTOWA, NJ 07512

              (Address of principal executive offices) (Zip Code)




Registrant's telephone number, including area code: 973-942-1111

          (Former name or former address, if changed since last report)

Item 5.  Other Events

     a. On June 15, 2000, George E. Irwin, President & CEO of Greater Community Bancorp announced that Michael W. Mulligan has been named President and CEO of the company's full service brokerage subsidiary Greater Community Financial, L.L.C. which is also a Registered Investment Advisory firm.

     Mr. Mulligan is a graduate of St. Peters College in Jersey City, NJ. He is a Certified Financial Planner having completed the course requirements for certification at the College for Financial Planning in Denver, CO. Mr. Mulligan has been with Greater Community Financial, L.L.C. since 1997 and has over twenty-nine years of experience in the securities industry. He was formerly a First Vice President of both Smith Barney, Inc. and Ryan Beck & Co.


     b. On June 21,  2000,  John L.  Soldoveri,  Chairman  of Greater  Community
Bancorp, announced the increase in the annual dividend rate on the company's common stock of $.02 per share. In addition, he announced that the Board of Directors approved a quarterly cash dividend of $.075 per share to be paid on July 31, 2000 to shareholders of record on July 14, 2000 after the payment of a 5% common stock dividend announced earlier. These actions taken together represent a 12.5% increase in the annual cash return to shareholders.

     c. On June 28, 2000, George E. Irwin, President of Greater Community Bancorp, announced that Kevin Bohichik is joining the company as the company's E-Commerce Manager overseeing the PC Banking department. The assignment includes the management of the company's rapidly growing Internet Banking product, "ibranch". Mr. Bohichik brings over ten years of experience to this position, most recently as systems administrator for International Fidelity Insurance Company in Newark, NJ.

     d. On June 30, 2000, Greater Community Bancorp's Board of Directors has authorized the company to purchase up to 600,000 shares of the company's outstanding common stock over the next 24 months. Purchases may be made from time to time in the open market or in privately negotiated transactions at prices not exceeding prevailing market rates.

     This is in addition to the shares purchased by the company since it adopted a stock reacquisition program in 1996. Greater Community Bancorp currently has approximately 6.0 million common shares outstanding. Reacquired shares are expected to be used to fund the issuance of stock pursuant to the company's Dividend Reinvestment and Stock Purchase Plan, exercises of stock options, stock dividends and other corporate purposes.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

99.1 Press Release issued June 15, 2000 relating to the announcement of the appointment of Michael W. Mulligan as President & CEO of the brokerage subsidiary of Greater Community Bancorp.

99.2 Press Release issued June 21, 2000 relating to the announcement of $.075 per share cash dividend on company's outstanding common stock.

99.3 Press Release issued June 28, 2000 relating to the announcement of the appointment of Kevin Bohichik as E-Commerce Manager.

99.4 Press Release issued June 30, 2000 relating to the announcement of the Board of Directors' approval to buy back 600,000 shares of Company's outstanding common stock under its reacquisition program.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREATER COMMUNITY BANCORP
                                            -------------------------
                                            (Registrant)




Date:    April 20, 2000                     /s/ George E. Irwin
         --------------                     -------------------
                                            (Signature)
                                             GEORGE E. IRWIN
                                             PRESIDENT AND C.E.O.

                                  EXHIBIT 99.1

                            GREATER COMMUNITY BANCORP
             55 Union Boulevard, P.O. Box 269, Totowa, NJ 07511-0269
                        (973) 942-1111 Fax (973) 942-9816

                            www.greatercommunity.com

                              FOR IMMEDIATE RELEASE

                                                        CONTACT: GEORGE E. IRWIN
                                                                       PRESIDENT
                                                           (973) 942-1111 X 1018
                                                                    SYMBOL: GFLS


     Totowa, NJ, June 15, 2000 - George E. Irwin, President & CEO of Greater Community Bancorp announced that Michael W. Mulligan has been named President and CEO of the company's full service brokerage subsidiary Greater Community Financial, L.L.C. which is also a Registered Investment Advisory firm.

     Mr. Mulligan is a graduate of St. Peters College in Jersey City, NJ. He is a Certified Financial Planner having completed the course requirements for certification at the College for Financial Planning in Denver, CO. Mr. Mulligan has been with Greater Community Financial, L.L.C. since 1997 and has over twenty-nine years of experience in the securities industry. He was formerly a First Vice President of both Smith Barney, Inc. and Ryan Beck & Co.

                                  Exhibit 99.2

                            GREATER COMMUNITY BANCORP
             55 Union Boulevard, P.O. Box 269, Totowa, NJ 07511-0269
                        (973) 942-1111 Fax (973) 942-9816

                            www.greatercommunity.com

                              FOR IMMEDIATE RELEASE

                                                        CONTACT: GEORGE E. IRWIN
                                                                       PRESIDENT

                                                           (973) 942-1111 X 1018

                                                                    SYMBOL: GFLS

     Totowa, NJ, June 21, 2000 - John L. Soldoveri, Chairman of Greater Community Bancorp, announced today an increase in the annual dividend rate on the company's common stock of $.02 per share. A quarterly cash dividend of $.075 per share will be paid on July 31, 2000 to shareholders of record on July 14, 2000 after the payment of a 5% common stock dividend. These actions taken together represent a 12.5% increase in the annual cash return to shareholders.

                                  Exhibit 99.3

                            GREATER COMMUNITY BANCORP
             55 Union Boulevard, P.O. Box 269, Totowa, NJ 07511-0269
                        (973) 942-1111 Fax (973) 942-9816

                            www.greatercommunity.com

                              FOR IMMEDIATE RELEASE

                                                        CONTACT: GEORGE E. IRWIN
                                                                       PRESIDENT

                                                           (973) 942-1111 X 1018

                                                                    SYMBOL: GFLS

            E-Commerce Manager Joins Greater Community Bancorp (GFLS)

     Totowa, NJ, June 28, 2000 - George E. Irwin, President of Greater Community Bancorp, announced today that Kevin Bohichik is joining the company as the company's E-Commerce Manager overseeing the PC Banking department. The assignment includes the management of the company's rapidly growing Internet Banking product, "ibranch". Mr. Bohichik brings over ten years of experience to this position, most recently as systems administrator for International Fidelity Insurance Company in Newark, NJ.

                                  Exhibit 99.4

                            GREATER COMMUNITY BANCORP
             55 Union Boulevard, P.O. Box 269, Totowa, NJ 07511-0269
                        (973) 942-1111 Fax (973) 942-9816

                            www.greatercommunity.com

                              FOR IMMEDIATE RELEASE

                                                        CONTACT: GEORGE E. IRWIN
                                                                       PRESIDENT

                                                           (973) 942-1111 X 1018

                                                                    SYMBOL: GFLS

        Greater Community's Board of Directors authorizes the repurchase of up to 600,000 shares over 24 months

     Totowa, NJ, June 30, 2000 - Greater Community Bancorp (NASDAQ: GFLS) announced that its Board of Directors has authorized the company to purchase up to 600,000 shares of the company's outstanding common stock over the next 24 months. Purchases may be made from time to time in the open market or in privately negotiated transactions at prices not exceeding prevailing market rates.

     This is in addition to the shares purchased by the company since it adopted a stock reacquisition program in 1996. Greater Community Bancorp currently has approximately 6.0 million common shares outstanding. Reacquired shares are expected to be used to fund the issuance of stock pursuant to the company's Dividend Reinvestment and Stock Purchase Plan, exercises of stock options, stock dividends and other corporate purposes.